ADVISORSHARES POSEIDON DYNAMIC CANNABIS ETF

Schedule of Investments

September 30, 2022 (Unaudited)

Investments	Shares	Value
COMMON STOCKS – 13.7%

Agriculture – 0.9%
Village Farms International, Inc. (Canada)*	18,315	$34,982

Pharmaceuticals – 12.8%
Intercure Ltd. (Israel)*	33,155	149,529
SNDL, Inc. (Canada)*	156,692	341,589
Total Pharmaceuticals		491,118

Total Common Stocks
(Cost $697,623)		526,100

MONEY MARKET FUND – 131.7%
BlackRock Liquidity Funds Treasury Trust Fund Portfolio, Institutional Class, 2.47%(a)(b)
(Cost $5,067,841)	5,067,841	5,067,841

Total Investments – 145.4%
(Cost $5,765,464)		5,593,941
Liabilities in Excess of Other Assets – (45.4%)		(1,746,779)
Net Assets – 100.0%		$3,847,162

SOFR - Secured Overnight Financing Rate

*	Non-income producing security.
(a)	Amount includes $4,890,051 of segregated collateral for swaps.
(b)	Rate shown reflects the 7-day yield as of September 30, 2022.

ADVISORSHARES POSEIDON DYNAMIC CANNABIS ETF

Schedule of Investments (continued)

September 30, 2022 (Unaudited)

For information on the Fund’s policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund’s most recent semi-annual or annual financial statements.

Fair Value Measurements

The following is a summary of the inputs used, as of September 30, 2022, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$526,100	$-	$-	$526,100
Money Market Fund	5,067,841	-	-	5,067,841
Total	$5,593,941	$-	$-	$5,593,941

Liabilities	Level 1	Level 2	Level 3	Total
Swaps†	$-	$(17,321)	$-	$(17,321)

†	Derivative instruments, including swap contracts, are valued at the net unrealized gain (loss) on the instrument.

SUMMARY OF SCHEDULE OF INVESTMENTS

% of
Net Assets
Agriculture	0.9%
Pharmaceuticals	12.8
Money Market Fund	131.7
Total Investments	145.4
Liabilities in Excess of Other Assets	(45.4)
Net Assets	100.0%

ADVISORSHARES POSEIDON DYNAMIC CANNABIS ETF

Schedule of Investments (continued)

September 30, 2022 (Unaudited)

Total Return Swap contracts outstanding as of September 30, 2022:

Reference Entity	Annual Financing Rate Paid	Payment Frequency	Termination Date	Notional Amounts	Fair Value	Unrealized Appreciation/ (Depreciation)
Ascend Well	SOFR + 1.00%	Monthly	11/20/2023	$351,393	$349,662	$(1,731)
Columbia Care	SOFR + 1.00%	Monthly	11/20/2023	206,293	205,123	(1,170)
Cresco Labs	SOFR + 1.00%	Monthly	11/20/2023	243,774	242,523	(1,251)
Curaleaf Holdings SUB VOT	SOFR + 1.00%	Monthly	11/20/2023	765,352	762,025	(3,327)
Green Thumb Industries SUB VOT	SOFR + 1.00%	Monthly	11/20/2023	925,464	921,193	(4,271)
Terrascend	SOFR + 1.00%	Monthly	11/20/2023	90,312	89,852	(460)
Trulieve Cannabis	SOFR + 1.00%	Monthly	11/20/2023	539,541	536,461	(3,080)
Verano Holdings	SOFR + 1.00%	Monthly	11/20/2023	421,294	419,263	(2,031)
Net Unrealized Depreciation						$(17,321)

Cowen acts as the counterparty to the total return swap contracts listed above. The Fund either receives fees from, or pays fees to, the counterparty, depending upon the total return of the benchmark, and the agreed-upon floating financing rate.